Shareholders' Equity	6 Months Ended
Apr. 30, 2025
Shareholders’ Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 14 — SHAREHOLDERS’ EQUITY

The Company was incorporated in the Cayman Islands in October 2022 under the Cayman Islands Companies Act as an exempted company with limited liability. As of April 30, 2025, the Company is authorized to issue 2,500,000,000 ordinary shares.

As of April 30, 2025, the Company has 29,374,403 shares issued and outstanding with a par value of $0.00002 per share.

On December 30, 2024, the Company completed initial public offering, issued and sold 1,200,000 Ordinary Shares, of which 1,200,000 shares related to the public offering, at $4.00 per share for $4.80 million. The net proceeds of $3.89 million after deducting underwriting discounts and the offering expenses payable was received by the Company.

On January 24, 2025, the Company issued and sold 174,403 shares to an over-allotment arrangement, at $4.00 per share for $0.70 million. The net proceeds of 0.38million after deducting underwriting discounts and the offering expenses payable was received by the Company

On February 28, 2025, the Board of Directors resolved and approved: the company adopt the 2025 Equity Incentive Plan, under which the total number of authorized and issuable shares of the company’s common stock (with a par value of $0.00002 per share) shall be 3,000,000 shares. On March 5, 2025, the company entered into five grant agreements with the respective grantees, specifying the grant date as March 5, 2025, with the vesting arrangement being immediately exercisable. The company recognized share-based compensation included in administrative expenses of $ 19,950,000 for the six months ended April 30, 2025, calculated based on the fair value price of $ 6.65 per share on the grant date of March 5,2025 multiplied by 3,000,000 shares.